BIGLARI HOLDINGS NOT INVOLVED IN DENNY’S
PROXY CONTEST

FOR IMMEDIATE RELEASE                                                                                                                     May 7, 2010

San Antonio, TX (NYSE: BH)—Biglari Holdings Inc. wishes to apprise its shareholders as well as Denny’s stockholders that we have absolutely no involvement in Denny’s Corporation (NASDAQ: DENN). Without our approval, both parties’ references to our company, including its subsidiaries, contain misinformation. However, we do not intend to correct any of these errors.

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